                           FIRST AMENDMENT AND WAIVER
                           --------------------------

          FIRST AMENDMENT AND WAIVER (this "Amendment"), dated as of January 28, 1999, among GLOBE HOLDINGS, INC., a Massachusetts corporation ("Holdings"), GLOBE MANUFACTURING CORP., an Alabama corporation (the "Borrower"), the several lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), MERRILL LYNCH, PIERCE, FENNER & SMITH, INC., as Syndication Agent (the "Syndication Agent"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Holdings, the Borrower, the Lenders, the Syndication Agent and the Administrative Agent are party to a Credit Agreement, dated as of July 31, 1998 (the "Credit Agreement"); and

          WHEREAS, the Borrower has requested that the Lenders provide the amendments, waiver and consent provided for herein and the Lenders have agreed to provide such amendments, waiver and consent on the terms and conditions set forth herein;

          NOW, THEREFORE, it is agreed:

          1. The Lenders hereby waive any Default or Event of Default that has occurred and is continuing under the Credit Agreement solely as a result of Holdings' and the Borrower's failure to be in compliance with the provisions of
(x) Section 8.08 of the Credit Agreement for the Measurement Period ending on December 31, 1998 and (y) Section 8.10 of the Credit Agreement for the period commencing on December 31, 1998 and ending on the First Amendment Effective Date (as hereinafter defined).

          2. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Consolidated Leverage Ratio" contained therein and inserting the following new definition of "Consolidated Leverage Ratio" in lieu thereof:

          "Consolidated Leverage Ratio" means, at any time, the ratio of (i) Consolidated Indebtedness at such time to (ii) Consolidated EBITDA for the Measurement Period then most recently ended, it being agreed that Consolidated EBITDA for Holdings' fiscal quarters ended September 30, 1997, December 31, 1997, March 31, 1998 and June 30, 1998, was $9,787,080, $13,018,896, $13,089,423
and $12,728,288, respectively.

          3. Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

          "Continuing Director" means, as of any date of determination, any member of the Board of Directors of Holdings who (i) was a member of such Board of Directors on the Closing Date or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

          "Level VI" has the meaning specified in Section 2.09(a)(ii).

          "Senior Leverage Ratio" means, at any time, the ratio of (i) Consolidated Indebtedness at such time to (ii) Consolidated EBITDA for the Measurement Period then most recently ended, it being agreed that (A) Consolidated EBITDA for Holdings' fiscal quarters ended December 31, 1997, March 31, 1998 and June 30, 1998 was $13,018,896, $13,089,423 and
     $12,728,288, respectively, and (B) in determining the Senior Leverage Ratio at any time, there also shall be excluded from Consolidated Indebtedness at such time an amount equal to the aggregate principal amount of Indebtedness incurred with respect to any Borrower Senior Subordinated Notes at such time.

          4. Section 2.09 of the Credit Agreement is hereby amended by deleting sub-clauses (i), (ii) and (iii) of clause (a) thereof and inserting the following new sub-clauses (i), (ii) and (iii) in lieu thereof:

           "(i) (x) for the period commencing on the Closing Date to January 28, 1999:

            Applicable Margin/Tranche A
            Term Loans, Revolving Loans         Applicable Margin/
               and Swingline Loans             Tranche B Term Loans
               -------------------             --------------------
          Base Rate              1.25%               1.75%
          Eurodollar Rate        2.25%               2.75%; and

           (y) for the period commencing on January 28, 1999 to the First Adjustment Date:

            Applicable Margin/Tranche A
            Term Loans, Revolving Loans         Applicable Margin/
               and Swingline Loans             Tranche B Term Loans
               -------------------             --------------------
          Base Rate              2.00%                 2.50%
          Eurodollar Rate        3.00%                 3.50%

          (ii) from and after the First Adjustment Date, for each period from an Adjustment Date to the next succeeding Adjustment Date, the rate per annum for the relevant type of Loan of the respective Tranche set forth below opposite the Consolidated Leverage Ratio determined as at the end of the last fiscal quarter ended prior to the first day of such period:

                                            Applicable Margin/
                                          Tranche A Term Loans,
                                           Revolving Loans and            Applicable Margin/
                                             Swingline Loans             Tranche B Term Loans
                                             ---------------             --------------------

                                       Eurodollar Rate   Base Rate    Eurodollar Rate   Base Rate
                                       ---------------   ---------    ---------------   ---------
Consolidated Leverage Ratio is
less than or equal to 3.00 to 1.00           1.25%         0.25%             2.50%        1.50%
("Level I")

Consolidated Leverage Ratio is
less than or equal to 3.50 to 1.0            1.50%         0.50%             2.50%        1.50%
but greater than 3.00 to 1.00
("Level II")

Consolidated Leverage Ratio is
less than or equal to 4.00 to 1.00           2.00%         1.00%             2.50%        1.50%
but greater than 3.50 to 1.00
("Level III")

Consolidated Leverage Ratio is
less than or equal to 4.50 to 1.00           2.25%         1.25%             2.75%        1.75%
but greater than 4.00 to 1.00
("Level IV")

Consolidated Leverage Ratio is
less than or equal to 6.00 to 1.00           2.50%         1.50%             3.00%        2.00%
but greater than 4.50 to 1.00
("Level V")

Consolidated Leverage Ratio is
greater than 6.00 to 1.00 ("Level            3.00%         2.00%             3.50%        2.50%
VI")


          (iii) If by the last day for determining any Adjustment Date, Holdings has failed to deliver a Leverage Ratio Certificate as at the end of the fiscal quarter ended immediately prior to such Adjustment Date, interest for the next succeeding period from such Adjustment Date to the next succeeding Adjustment Date shall be computed as if the Consolidated Leverage Ratio were at Level VI; provided, however, to the extent that Holdings thereafter delivers a Leverage Ratio Certificate during such succeeding period, interest for the remainder of such succeeding period shall be computed at the rate prescribed by Section 2.09(a)(ii). In addition, at any time that a Specified Default shall exist, the Applicable Margin shall be computed as if the Consolidated Leverage Ratio were at Level VI."

          5. Section 2.10(a) of the Credit Agreement is hereby amended by (i) inserting the following new "Level VI" and corresponding percentage at the end of the table appearing therein:

                           "Level VI         .500%";

and (ii) deleting the reference to "Level V" each place such reference appears in the proviso thereof and inserting the reference to "Level VI" in each such place in lieu thereof.

          6. Section 3.08(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(a) The Borrower shall pay to the Administrative Agent for the account of each RL Lender a letter of credit fee with respect to the Letters of Credit computed on the average daily maximum amount available to be drawn on the outstanding Letters of Credit, on each Interest Payment Date for Base Rate Loans based upon Letters of Credit outstanding for the previous three-month period. The letter of credit fee shall be equal to
     (i) for the period from the Closing Date to January 28, 1999, 2.25% per annum, (ii) for the period from January 28, 1999 to the First Adjustment Date, 3.00% per annum and (iii) from and after the First Adjustment Date, for each period from an Adjustment Date to the next succeeding Adjustment Date, the rate per annum set forth below opposite the relevant Level of Consolidated Leverage Ratio determined as at the end of the last fiscal quarter ended prior to the first day of such period:

           Consolidated Leverage Ratio
           ---------------------------

               Level I     1.25%

               Level II    1.50%

               Level III   2.00%

               Level IV    2.25%

               Level V     2.50%

               Level VI    3.00%

     provided, however, that if by the day for determining any Adjustment Date Holdings has failed to deliver a Leverage Ratio Certificate as at the end of the fiscal quarter ended immediately prior to such Adjustment Date, the letter of credit fee for the next succeeding period from such Adjustment Date to the next succeeding Adjustment Date shall be computed as if the Consolidated Leverage Ratio were at Level VI; provided further, however, to the extent that Holdings thereafter delivers a Leverage Ratio Certificate during such succeeding period, the letter of credit fee for the remainder of such succeeding period shall be computed at the rate prescribed in the table above in this Section 3.08(a). In addition, at any time that a Specified Default shall exist, the letter of credit fee shall be computed as if the Consolidated Leverage Ratio were at Level VI. Such letter of credit fee shall be due and payable in arrears on each Interest Payment Date for Base Rate Loans."

          7. Section 8.02(x) of the Credit Agreement is hereby amended by deleting the date "December 31, 1998" appearing in the proviso to sub-clause
(iv) thereof and inserting the date "December 31, 1999" in lieu thereof.

          8. Section 8.06(iv) of the Credit Agreement is hereby amended to read in its entirety as follows:

               "(iv) so long as (i) no Default under Section 7.01, 7.02(a), 9.01(a), 9.01(f) or 9.01(g) shall exist and no Event of Default shall exist and (ii) the Consolidated Leverage Ratio for the Measurement Period then last ended is less than 6.50 to 1.00, the Borrower may pay management fees to CHS Management and its Affiliates quarterly in arrears pursuant to, and in accordance with, the terms of the CHS Management Agreement (as in effect on January 28, 1999) in an aggregate amount for all such Persons taken together not to exceed $125,000 per quarter plus the reasonable out-of-pocket expenses incurred by CHS Management and its Affiliates in performing management services for the Borrower pursuant to the CHS Management Agreement (it being understood and agreed that the reimbursement of such reasonable out-of-pocket expenses may be made whether or not any Default or Event of Default exists and whether or not the Consolidated Leverage Ratio is less than 6.50 to 1.00), provided, however, (I) such management fees may be increased to $250,000 per quarter if the Consolidated Leverage Ratio for the Measurement Period then last ended is less than 6.00:1.00 and (II) no management fees may be paid pursuant to this clause (iv) for any quarter until Holdings has delivered a Leverage Ratio Certificate in respect of the applicable Measurement Period;".

          9. Section 8.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "8.08 Consolidated Interest Coverage Ratio. Holdings and the Borrower will not permit the Consolidated Interest Coverage Ratio for any Measurement Period ending on the last day of a fiscal quarter of Holdings set forth below to be less than the ratio set forth opposite such fiscal quarter below:

          Fiscal Quarter Ending                      Ratio
          ---------------------                      -----
             March 31, 1999                        1.25:1.00
             June 30, 1999                         1.35:1.00
             September 30, 1999                    1.55:1.00
             December 31, 1999                     1.60:1.00

             March 31, 2000                        1.75:1.00
             June 30, 2000                         1.75:1.00
             September 30, 2000                    1.75:1.00
             December 31, 2000                     2.00:1.00

             March 31, 2001                        2.00:1.00
             June 30, 2001                         2.00:1.00
             September 30, 2001                    2.00:1.00
             December 31, 2001                     2.25:1.00

             March 31, 2002                        2.25:1.00
             June 30, 2002                         2.25:1.00
             September 30, 2002                    2.25:1.00
             December 31, 2002
            and the last day of each fiscal
            quarter thereafter                     2.50:1.00".


          10. Section 8.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "8.10 Maximum Leverage Ratio. (a) Holdings and the Borrower will not permit the Senior Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                    Period                   Ratio
                    ------                   -----
          January 28, 1999 through and
          including September 29, 1999     3.75:1.00
          September 30, 1999 through and
          including December 30, 1999      3.50:1.00

          (b) Holdings and the Borrower will not permit the Consolidated Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                    Period                    Ratio
                    ------                    -----
          December 31, 1999 through and
          including March 30, 2000          6.25:1.00
          March 31, 2000 through and
          including June 29, 2000           5.55:1.00
          June 30, 2000 through and
          including September 29, 2000      5.25:1.00
          September 30, 2000 through and
          including December 30, 2000       5.20:1.00
          December 31, 2000 through and
          including December 30, 2001       4.85:1.00
          December 31, 2001 through and
          including December 30, 2002       4.50:1.00
          December 31, 2002 through and
          including June 29, 2003           4.25:1.00
          June 30, 2003 through and
          including December 30, 2003       4.00:1.00
          December 31, 2003 through and
          including December 30, 2004       3.75:1.00
          Thereafter                        3.50:1.00".

          11. The Lenders hereby agree that the Borrower may amend the CHS Management Agreement to give effect to the provisions set forth in Section 8 of this Amendment.

          12. Holdings, the Borrower and the Lenders hereby agree that the Compliance Certificate shall be, and hereby is, amended to the extent necessary to provide for the calculation of the Senior Leverage Ratio as required to be determined pursuant to the Credit Agreement (as amended by this Amendment) and Holdings shall calculate such Senior Leverage Ratio in each such Compliance Certificate.

          13. In order to induce the Lenders to enter into this Amendment, the Borrower hereby agrees to pay to each Lender which executes and delivers to the Administrative Agent a counterpart of this Amendment on or before 5:00 p.m. (New York time) on January 28, 1999, a fee equal to 1/5 of 1% of the sum of (I) such Lender's Revolving Commitment on the First Amendment Effective Date and (II) the aggregate outstanding principal amount of such Lender's Term Loans on the First Amendment Effective Date, with such fee to be earned on the First Amendment Effective Date and payable on the Business Day immediately thereafter.

          14. In order to induce the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date after giving effect to this Amendment and (ii) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the First Amendment Effective Date after giving effect to this Amendment.

          15. This Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) the Administrative Agent, the Required Lenders, Holdings and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent as provided in Section 12.02 of the Credit Agreement and (ii) the Borrower and CHS Management shall have entered into an amendment to the CHS Management Agreement to give effect to the provisions of Section 8 of this Amendment and the Administrative Agent shall have received a true and correct copy of such amendment.

          16. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

          17. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          18. All references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.


          19. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                     * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.



                                           GLOBE HOLDINGS, INC.


                                           By:___________________________
                                              Name:
                                              Title:


                                           GLOBE MANUFACTURING CORP.


                                           By:___________________________
                                              Name:
                                              Title:


                                           BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION, as
                                             Administrative Agent


                                           By:___________________________
                                              Name:
                                              Title:


                                           BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION, as
                                             Lender


                                           By:___________________________
                                              Name:
                                              Title:

                                           MERRILL LYNCH CAPITAL
                                             CORPORATION


                                           By:___________________________
                                              Name:
                                              Title:


                                           ALLIANCE INVESTMENT
                                              OPPORTUNITIES FUND, L.L.C.
                                              By: Alliance Investment
                                              Opportunities Management L.L.C.,
                                              as Managing Member
                                              By: Alliance Capital Management
                                              L.P., as Managing Member
                                              By: Alliance Capital Management
                                              Corporation, as General Partner


                                           By:___________________________
                                              Name:
                                              Title:


                                           ALLSTATE INSURANCE COMPANY


                                           By:___________________________
                                              Name:
                                              Title:


                                           ALLSTATE LIFE INSURANCE COMPANY


                                           By:___________________________
                                              Name:
                                              Title:

                                         ARCHIMEDES FUNDING, L.L.C.
                                            By: ING Capital Advisors, Inc., as
                                            Collateral Manager


                                         By:___________________________
                                            Name:
                                            Title:


                                         BHF-BANK AKTIENGESELLSCHAFT


                                         By:___________________________
                                            Name:
                                            Title:


                                         CYPRESS TREE INSTITUTIONAL FUND, LLC
                                            By: Cypress Tree Investment
                                            Management Company, Inc., its
                                            Managing Manager


                                         By:___________________________
                                            Name:
                                            Title:

                                         CYPRESS TREE INVESTMENT FUND, LLC


                                         By: Cypress Tree Investment Management
                                             Company, Inc., its Managing Manager


                                         By:___________________________
                                            Name:
                                            Title:

                                         CYPRESS TREE INVESTMENT
                                            MANAGEMENT COMPANY, INC.
                                            As: Attorney-in-Fact and on behalf
                                            of First Allmerica Financial Life
                                            Insurance Company as Portfolio
                                            Manager


                                         By:___________________________
                                            Name:
                                            Title:


                                         EATON VANCE SENIOR INCOME TRUST
                                           By: Eaton Vance Management, as
                                           Investment Advisor


                                          By:___________________________
                                            Name:
                                            Title:


                                          FIRST SOURCE FINANCIAL LLP
                                            By: First Source Financial Inc.,
                                            its Agent/Member


                                         By:___________________________
                                            Name:
                                            Title:


                                         FLEET NATIONAL BANK


                                         By:___________________________
                                            Name:
                                            Title:

                                         HELLER FINANCIAL, INC.


                                         By:___________________________
                                            Name:
                                            Title:


                                         ING HIGH INCOME PRINCIPAL
                                            PRESERVATION FUND HOLDINGS, LDC
                                            By: ING Capital Advisors, Inc. as
                                            Investment Advisor


                                         By:___________________________
                                            Name:
                                            Title:


                                         KZH - CYPRESSTREE-1 CORPORATION


                                         By:___________________________
                                            Name:
                                            Title:


                                         THE MITSUBISHI TRUST AND BANKING
                                            CORPORATION


                                         By:___________________________
                                            Name:
                                            Title:

                                         MORGAN STANLEY DEAN WITTER
                                            PRIME INCOME TRUST
                                            By: c/o Morgan Stanley Dean Witter
                                            Advisors, Inc.


                                         By:___________________________
                                            Name:
                                            Title:


                                         NATIONAL CITY BANK


                                         By:___________________________
                                            Name:
                                            Title:


                                         OXFORD STRATEGIC INCOME FUND
                                            By: Eaton Vance Management, as
                                            Investment Advisor


                                         By:___________________________
                                            Name:
                                            Title:


                                         SENIOR DEBT PORTFOLIO
                                            By: Boston Management and
                                            Research, as Investment Advisor


                                         By:___________________________
                                            Name:
                                            Title:

                                         STATE STREET BANK AND TRUST CO.


                                         By:___________________________
                                            Name:
                                            Title:


                                         SUNTRUST BANK


                                         By:___________________________
                                            Name:
                                            Title:


                                         UNION BANK OF CALIFORNIA, N.A.


                                         By:___________________________
                                            Name:
                                            Title: